SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   _________

                                    FORM 8-K

                CURRENT REPORTPURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                July 17, 2003


                            QUAKER CITY BANCORP, INC.
               (Exact name of registrant as specified in charter)


           Delaware                      0-22528                 95-444421
(State or other jurisdiction of   (Commission file number)     (IRS employer
        incorporation)                                      identification no.)


 7021 Greenleaf Avenue, Whittier, California                      90602
  (Address of principal executive offices)                      (Zip code)


 Registrant's telephone number, including area code          (562) 907-2200



                                 Not applicable
          (Former name or former address, if changed since last report)


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Item 9.  Regulation FD Disclosure and Item 12. Results of Operations and
         Financial Condition.*


     The following information and the exhibit relating thereto are furnished pursuant to Item 9 of this Current Report on Form 8-K. On July 17, 2003, Quaker City Bancorp, Inc. issued a press release regarding its cash dividend program. A copy of the press release is attached hereto as Exhibit 99.1.

     The following information and the exhibit relating thereto are furnished pursuant to Item 9 and Item 12 of this Current Report on Form 8-K. On July 22, 2003, Quaker City Bancorp, Inc. issued a press release regarding its results of operations for the fiscal quarter ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.2.

     * The information furnished under Item 9 and Item 12 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      QUAKER CITY BANCORP, INC.

Date: July 22, 2003                   By:  /s/ Frederic R. (Rick) McGill
                                           ------------------------------
                                    Name:  Frederic R. (Rick) McGill
                                   Title:  President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------
 99.1           Press Release of Quaker City Bancorp, Inc. dated July 17, 2003
 99.2           Press Release of Quaker City Bancorp, Inc. dated July 22, 2003